September 2006 Nature. Science. Solutions. (r)

Forward Looking Statements Any forward-looking statements regarding future events or the financial performance of the company are just predictions and actual events or results may differ materially. These forward-looking statements are subject to numerous risks and uncertainties. These include the performance of the economy as a whole and its impact on Penford's customers, customer acceptance of new products or technologies at less than anticipated rates, issues impacting customer demand or orders, increased competition, raw material costs, interest rate and energy cost volatility, and foreign exchange rate fluctuations. Please refer to the documents that we file from time to time with the Securities & Exchange Commission for a discussion of these and other risks and uncertainties. We do not undertake to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Investment Highlights Recently announced plan to enter ethanol market with compelling economics Leading market positions in key products Broad range of products for multiple, non-cyclical end markets Strong product development and applications capabilities International presence Recent cost management initiatives Experienced and committed management team

Business Overview

Vision to Build Shareholder Value

Auckland, NZ Corn Starch Mfg. Richland, WA Potato Starch Mfg. Tamworth, AUS Wheat Starch Mfg. Centennial, CO Corporate HQ Plover, WI Potato Starch Mfg. Cedar Rapids, IA Corn Starch Mfg. Lane Cove, AUS Corn Starch Mfg. Facilities: 9 Locations in US, Australia, New Zealand Idaho Falls, ID Potato Starch Mfg.

Senior Management Team - Broad Corporate Experience Thomas Malkoski President, CEO Griffith Labs, Chiquita, P&G Steve Cordier Sr. VP/CFO Sensient, IFF Wallace Kunerth Chief Science Officer Monsanto Christopher Lawlor General Counsel/VP HR Sensient, Fort Howard Paper Timothy Kortemeyer President - PPC Betz, Cargill John Randall President - PFI Griffith Labs, KFC, Kraft/GF Russell Allwell Managing Director - PAL Simplot, Kraft

Tapioca Potato Wheat Rice Corn Raw Materials End-Products Sauces Fry Coatings Confectionery Processed Meats Mining Paper Cereal / Bakery Marinades Bio-Packaging Natural Materials Used to Provide Customer Solutions Ice Cream

Financial Overview

1st Qtr FY 2001 225672 FY 2002 231450 FY 2003 262467 FY 2004 279386 FY 2005 296763 LTM 5/31/06 313489 Financial Summary 1st Qtr FY 2001 42772 FY 2002 43533 FY 2003 44694 FY 2004 47518 FY 2005 53661 LTM 5/31/06 58029 1st Qtr FY 2001 127300 FY 2002 126053 FY 2003 140637 FY 2004 143612 FY 2005 147782 LTM 5/31/06 159843 1st Qtr FY 2001 55600 FY 2002 62311 FY 2003 77682 FY 2004 89128 FY 2005 96231 LTM 5/31/06 96190 ($Thousands)

Financial Summary

($Thousands)



Penford Corporation Sales
$85,000
$80,000
$75,000
$70,000
$65,000
$72,250
$72,065
$69,219
$76,101
$79,378
$77,903
$77,078
$79,130
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06



Operating Income
$4000
$3,000
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4000)
($5,000)
($1,161)
($3,991)
($257)
$1,810
$3,450
$1,225
$302
$3,456
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05
Q1 FY06
Q2 FY06
Q3 FY06

Cost Initiatives - Addressing Labor, Manufacturing, and Energy Renegotiated 5 year labor contract at Cedar Rapids with significant cost and benefit containment and reductions Renegotiated labor contracts at Australia and New Zealand sites Implemented several process improvements to reduce energy exposure by 15% per unit in largest plant Reduced energy cost through tie-in to landfill in Cedar Rapids, converting methane to lower cost energy source for part of site requirements Improved chemical addition and reaction processes to reduce chemical usage by 10% Implemented restructuring in Penford Products business reallocating resources to growth segments and reducing total headcount by 13% Streamlined Tamworth (Australia) plant product mix and processes, reducing total cost of goods by 8%

Q1 Q1 FY01 107 Q2 FY01 118 Q3 FY01 118 Q4 FY01 113 Q1 FY02 107 Q2 FY02 102 Q3 FY02 104 Q4 FY02 96 Q1 FY03 95 Q2 FY03 90 Q3 FY03 82 Q4 FY03 80 Q1 FY04 85 Q2 FY04 82 Q3 FY04 79 Q4 FY04 80 Q1 FY05 85 Q2 FY05 84 Q3 FY05 68 Q4 FY05 66 Q1 FY06 72 Q2 FY06 79 * Q3 FY06 75 Consolidated Debt ($Millions) Debt Reduction of 36% since Q3 2001 Increase in AUD$ has hindered debt reduction over the past 5 years $0.53 Fx rate at Aug 31, 2001 $0.55 Fx rate at Aug 31, 2002 $0.64 Fx rate at Aug 31, 2003 $0.72 Fx rate at Aug 31, 2004 $0.75 Fx rate at Aug 31, 2005 $0.76 Fx rate at May 31, 2006 * In Q3 FY06, Penford Australia obtained a new revolving credit facility to finance grain inventory purchases which replaced payables to grain suppliers. As of May 31, 2006, the amount outstanding under this credit facility was approximately $10.4 million.

Business Segments

Penford's Business Segments Supplies a full-line of value- added chemically modified specialty starches Primarily targeting the paper, packaging and textile industries Improve printability and processing in paper making Bond and strengthen recycled newsprint and paperboard products Recyclable adhesives, displacing synthetic chemicals Develops ingredient systems focused on specialty starches, dextrin, dextrose Food manufacturers, food processors, food service, and restaurants Enhances taste, texture, and performance of foods: crispy texture in coated applications; moisture and flavor management in meats; smooth texture in sauces and dairy Extensive range of modified and unmodified food starches, proteins and hydrolyzed starch products All food segments, paper, and mining Ingredients and applications meet the needs of a vast range of applications, including confectionery, bakery, frozen, processed meats and mining Products Markets Solutions Penford Products Co. LTM Sales: $159.8 million Penford Food Ingredients Co. LTM Sales: $58.0 million Penford Australia Limited LTM Sales: $96.2 million

Penford Food Ingredients Co. PFI is a leading developer and manufacturer of specialty starches, dextrin, and dextrose for all segments of the food industry PFI is the only North American manufacturer of modified food grade potato starch; also manufactures corn starches and organic dextrose Applications expertise in potato, corn, tapioca and rice Applications and value-added properties Clear Coat Batters ? crispness, mouth feel, extends hold times Processed Meats ? texture, juiciness, dispersion of seasonings Soups, Sauces, Gravies ? smoothes textures Dairy and Cheese ? texture and replaces dairy solids Bakery ? moisture retention, texture, batter viscosity, freeze / thaw stability Extruded Cereals and Snacks ? superior product expansion and coatings

Penford Australia Limited 2001 acquisition driven by technologies and international presence PAL develops, manufactures and markets ingredient systems, including specialty starches and sweeteners, for food and industrial applications Only local producer of corn starch products in Australia and New Zealand Agents and distributors in 13 countries Significant presence and growing platform in Asia Applications and value-added properties Confectionery ? stabilizes for longer shelf life, texture, taste, mouth-feel and visual appeal Dairy ? stabilizes, thickens, reduces fat, replaces dairy solids, mouth-feel Ice Cream ? controls body and texture, depresses freezing point, increases shelf life Soups & Sauces ? viscosity and improved mouth-feel Bio-Packaging ? recyclable packaging from renewable materials Mining ? suspension aids for flotation mining

Penford Products Co. PPC is a leading supplier of chemically modified specialty starches, through R&D, customized product applications, and technical service Headquarters: Cedar Rapids, Iowa Applications and value-added properties Packaging: starches strengthen recycled paperboard products like cereal boxes, folding cartons and containers, while reducing manufacturing costs by reducing/eliminating expensive additives Paper: enhanced print resolution, smoother surface properties, high speed paper processing Adhesives: durable lamination solution for fine prints and mat boards; recycling benefit versus synthetics Textiles: starch copolymer for sizing to protect and strengthen yarns during high-speed weaving

Ethanol Announcement On June 28, 2006, Penford announced plans to enter ethanol market Capital investment: $42 million Capacity: 40 million gallons Timing: production start up by end of 2007 Location: existing Cedar Rapids, Iowa plant site Attractive investment into growing ethanol market offering lower capital investment and shorter time to market than a "greenfield" facility Cedar Rapids plant already contains infrastructure required for ethanol production with sufficient grain handling, separation processes, utilities and logistic capabilities Operations centrally located near important rail and ground transport arteries More complete utilization of assets taking advantage of unused available capacity to process more corn, while expanding bio-processing assets and end markets

Prior to Ethanol Initiative PPC is focused on the North American printing and writing paper segment New technology platforms extending into recycled materials and adhesive segments contribute to sales and margin growth Significant effort focused on minimizing exposure to input cost challenges from energy, chemicals and labor Value Creation with Ethanol Initiative Faster top line growth and higher margins and profitability Capitalize on positive sector fundamentals Align starch capacity with expected paper industry demand Improved asset utilization (plant infrastructure and people) Provides opportunity to further expand into other bio-processed chemicals and ingredients PPC Transformation with Ethanol

Cost of Entry - Capital investment per gallon of ethanol is significantly lower than alternative ethanol investments Time to Market - Time to market is shorter than "greenfield" site Logistics - Cedar Rapids facility is experienced in managing raw materials and distribution, and the location offers excellent logistics access compared to other planned new builds Future Products - Provides platform for entering into high margin bio-refined products using fermentation technology Economics - Attractive cash flow and returns, and better asset utilization, with moderate risk, while diversifying products produced at Cedar Rapids facility Rationale for Penford Investment in Ethanol

Passage of Clean Air Act and recent energy market movements have led to heightened investor interest in the ethanol industry RFS mandates and Energy Bill from Summer 2005 will drive ethanol demand Phasing out of MTBE by many states also drives ethanol demand Strong bipartisan U.S. political support for development of renewable energy 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Capacity (RFA & LECG) 1.75 1.92 2.34 2.71 3.1 4.3 5.286 6.286 7.786 8.386 8.886 9.375 9.875 Production (RFA) 1.63 1.77 2.13 2.8 3.4 4 Prod. Est. (LECG 90% cap.) 4.013 4.757 5.6574 7.0074 7.547 7.9974 8.44 8.8875 Demand (RFA actual) 1.71 1.86 2.085 2.9 3.53 4.013 5.165 7 7.83 8.8 9.1 10.5 11.3 Est. Demand (E.I.A. 12/05 + MTBE) Projected Capacity Utilization 0.9771 1.1135 1.0056 1.04936 1.02408 1.12 1.1443 Ethanol Supply & Demand Dynamics Strong world energy demand and high crude oil prices U.S. oil refineries are operating at capacity Unprecedented U.S. and world gasoline demand Acceptance and investment by automobile industry Trends in the Ethanol Industry

Wet Mill Ethanol Process Flow

Nature. Science. Solutions. (r)